DRAW NOTE


$1,500,000.00                                                  State of Illinois
                                                                   May ___, 1997
                                       I.
                                   DESCRIPTION

         1.1 Description of Parties. This Draw Note (hereinafter referred to as "Note") is made by the following corporations:

a. SOFTNET SYSTEMS, INC., a corporation organized under the laws of the State of New York ("SoftNet"); and

b. COMMUNICATE DIRECT, INC., a corporation organized under the laws of the State of Illinois ("CDI"), being formerly known as CDI Acquisition Corp., an Illinois corporation, and being the successor by merger to and the surviving corporation of a corporate merger by and between CDI and CDI Acquisition Corp.; and

c. MICROGRAPHIC TECHNOLOGY CORPORATION, a corporation organized under the laws of the State of Delaware ("MTC"), being formerly known as MTC Acquisition Corp., a Delaware corporation, and being the successor by merger to and the surviving corporation of a corporate merger by and between MTC and Micrographic Technology Corporation, a California corporation; and

d. KANSAS COMMUNICATIONS, INC., a corporation organized under the laws of the State of Kansas ("KCI"), being the successor by merger to and the surviving corporation of a corporate merger by and between KCI and KCI Acquisition Corp., a Kansas corporation.CDI, MTC, and KCI are each wholly-owned subsidiaries of SoftNet. Softnet, CDI, MTC, and KCI are collectively and individually referred to herein as "Maker." This Note is payable to the order of WEST SUBURBAN BANK, an Illinois banking corporation (hereinafter referred to as "Payee") and evidences a loan (hereinafter referred to as the "Loan") made by Payee to Maker.

         1.2 Description of Security. SoftNet, CDI, MTC, and KCI have each executed and delivered to Payee a separate Loan and Security Agreement dated September 15, 1995 as modified from time to time and as most recently modified by a Loan Modification Agreement of even date herewith (collectively the "Loan Agreements") securing the repayment of this Note.

         1.3 Description of Loan Documents. This Note and the Loan Agreements, together with any amendments, modifications, renewals and replacements thereof and any and all other instruments now or hereinafter given to Payee, by or on behalf of the Maker or any guarantor of Maker's obligations to Payee, or by their respective agents in connection with the Loan, are collectively referred to herein as the "Loan Documents".

         1.4 Description of Loan. This Note evidences the Equipment Loan described in the Loan Modification Agreement of even date herewith by and between Payee and each Maker. Each disbursement of funds hereunder is referred to as an "Advance."

                                                        II.
                                                      PAYMENT

         2.1 FOR VALUE RECEIVED, the Maker promises to pay to the order of the Payee in legal tender of the United States of America, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 ($1,500,000.00) DOLLARS (the "Principal Sum") or so much thereof as may have been advanced pursuant to the terms of the Loan Agreements (the "Principal Balance") together with interest on the Principal Balance remaining from time to time unpaid as follows:

a. Monthly Payments. With respect to each Advance, commencing on the 1st day of the month following the date of the Advance and on the same day of each successive month thereafter until the Maturity Date (as hereinafter defined), Maker agrees to make monthly installment payments in an amount equal to one thirty-sixth (1/36) of the original amount of the Advance, plus interest on the principal balance of the Advance remaining from time to time unpaid at the interest rate provided herein. Maker also agrees to make such earlier repayments of principal as are required under the terms of the Loan Agreements as modified from time to time.

b. Interest Rate. The unpaid Principal Balance shall bear interest at a daily rate equivalent to the Prime Rate (as hereinafter defined) in effect from time to time plus one (1%) percent per annum. The rate at which interest accrues hereon shall change contemporaneously with changes in the Prime Rate on a daily basis without notice. Changes in the interest rate will result in changes in the amount of monthly payments.

c. Maturity Date. The entire outstanding Principal Balance, all interest accrued thereon, and all other amounts due hereunder or under the Loan Documents, unless sooner paid, shall be due and payable in full on July 15, 1998 (the "Maturity Date").

d. Prime Rate. The "Prime Rate" as used herein shall mean that rate so announced and/or published by West Suburban Bank, Lombard, Illinois, as its prime rate and in effect daily. Changes in the Prime Rate shall have the effect of changing the interest charged hereunder in a manner corresponding with such change in the Prime Rate. Such Prime Rate is not necessarily the most favorable rate charged on loans by West Suburban Bank to its most creditworthy customers. In the event West Suburban Bank discontinues the use of its Prime Rate, then in such event the term "Prime Rate" shall mean that rate published from time to time in The Wall Street Journal, Midwest Edition, as the prime rate of interest,and in the event more than one such rate is so published in The Wall Street Journal, Midwest Edition, on any applicable date, the highest such rate shall be applicable.

e. Interest Rate Computation. All interest calculated hereunder shall be computed on the basis of a three hundred sixty (360) day year and not on the basis of a calendar year and shall be calculated on the actual number of days elapsed in each month. The outstanding balance hereunder shall be evidenced by the Payee's books and records, which are incorporated herein by reference, which shall be conclusive as to the principal amount outstanding hereunder.

f. Prepayment Privilege. Maker may prepay all or any part of the outstanding Principal Balance of the Loan at any time without premium or penalty.

g. Application of Payments. All payments made hereunder shall be applied first to the payment of accrued interest and the remainder, if any, shall be applied to the Principal Balance.

h. Place of Payment. The payments of all amounts due under the Loan Documents shall be made at the principal office of the Payee at 711 South Westmore-Meyers Road, Lombard, Illinois, 60148, or such other place as Payee may from time to time designate in writing.

                                                        III
                                               ADDITIONAL COVENANTS

         3.1 Attorneys' Fees and Costs. In addition to the amounts due pursuant to Section 2.1 herein Maker agrees to pay to Payee all attorneys' fees and other costs and expenses incurred by Payee for legal representation related to the preparation and negotiation of the Loan Documents, to be paid promptly upon demand.

         3.2 Events of Default. If any one or more of the following events ("Events of Default") shall occur, to wit:

a. failure to make prompt payment, when due, of any payment of principal or interest herein on or before the due date thereof; or

b. the occurrence of any other Event of Default as such term is defined in any of the Loan Agreements;

then, at any time thereafter, at the sole option of Payee, without notice to Maker, the Principal Balance and accrued interest shall become immediately due and payable without presentment, demand, notice or protest of any kind, all of which are expressly waived by the Maker. All sums coming due and payable under this paragraph 3.2 shall bear interest after acceleration at a daily rate equivalent to the Prime Rate plus four (4.0%) percent per annum.

         3.3 Collection. Maker, in addition to payment of all sums due herein, shall pay and/or reimburse Payee for all costs, expenses and reasonable attorney's fees incurred in seeking to enforce the terms of this Note or the other Loan Documents, or to defend any action or proceeding relating thereto, including but not limited to those incurred in connection with any probate or bankruptcy actions or proceedings; preparations for the commencement of any action, proceeding or suit; and preparations for the defense of any threatened action, proceeding or suit related to the Loan or Loan Documents whether or not suit is actually filed. All such costs, expenses and fees shall become additional indebtedness hereunder and shall become immediately due and payable when paid or incurred by Payee.

         3.4 Extensions. Except as herein provided, Maker agrees that the time of payment of the Principal Balance or any part thereof may be extended from time to time without modifying or releasing the Loan Documents or the liability of Maker or any other such parties, the right of recourse against Maker and such parties being hereby reserved by Payee.

         3.5 Governing Law. This Note shall be governed by and construed in accordance with the laws of the State of Illinois.

         3.6 Names. As used herein, the term "Payee" shall also mean the subsequent holder or holders of this Note from time to time. Regardless of their form, all words shall be deemed singular or plural and shall have the gender as required by the text.

         3.7 Benefit of Payee. This Note shall inure to the benefit of the Payee and its successors and assigns and shall be binding upon the Maker and its successors and assigns.

         3.8 Waiver of Set-Off/Recoupment. Maker waives any right of set-off and/or recoupment it may have against Payee in connection with claims against Payee related to any other claim it now or forever may have against Payee and agrees that it will not assert any claim including but not limited to a set-off and/or recoupment, it may now or hereafter have against Payee as a defense against payment under the Loan Documents.

         3.9      Time of Essence.  Time is of the essence of this Note.

         3.10 Compliance with Applicable Law. Maker agrees that the obligations evidenced by this Note constitute an exempt transaction under the Truth-In-Lending Act, 15 U.S.C. Section 1601, et seq., and said obligations constitute a business loan which comes within the purview of Section 4(1)(c) of "An Act In Relation To The Rate of Interest and Lending of Money," approved May 24, 1879, as amended, 815.ILCS 205/4.

         3.11 Severability. If any provision in this Note is held by a court of law to be in violation of any applicable local, state or federal ordinance, statute, law, administrative or judicial decision, or public policy, and if such court should declare such provision of this Note to be illegal, invalid, unlawful, void, voidable, or unenforceable as written, then such provision shall be given full force and effect to the fullest possible extent that it is legal, valid and enforceable, that the remainder of this Note shall be construed as if such illegal, invalid, unlawful, void, voidable or unenforceable provision was not contained therein, and that the rights, obligations and interest of the Maker and the holder hereof under the remainder of this Note shall continue in full force and effect.

         3.12 Lawful Interest. It being the intention of Payee and Maker to comply with the applicable laws with regard to the interest charged hereunder, it is agreed that, notwithstanding any provision to the contrary in this Note or the other Loan Documents, no such provision, including without limitation any provision of this Note providing for the payment of interest or other charges, shall require the payment of permit the collection of any amount ("Excess Interest") in excess of the maximum amount of interest permitted by law to be charged for the use or detention, or the forbearance in the collection, of all or any portion of the indebtedness evidenced by this Note. If any Excess Interest is provided for, or is adjudicated to be provided for, in this Note or the other Loan Documents, then in such event:

a.       the provisions of this paragraph shall govern and control;

b.       Maker shall not be obligated to pay any Excess Interest;

c. any Excess Interest that Payee may have received hereunder shall, at the option of Payee, be (i) applied as a credit against the Principal Balance due under this Note or accrued and unpaid interest thereon not to exceed the maximum amount permitted by law, or both; (ii) refunded to the Maker; or (iii) any combination of the foregoing;

d. the applicable interest rate or rates shall be automatically subject to reduction to the maximum lawful rate allowed to be contracted for in writing under the applicable governing usury laws, and this Note and the Loan Documents shall be deemed to have been, and shall be, reformed and modified to reflect such reduction in such interest rate or rates; and

 e. Maker shall not have any action or remedy against Payee for any damages whatsoever or any defense to enforcement of the Note or arising out of the payment or collection of any Excess Interest.

         3.13 Notices. Any notices or other communications required or permitted hereunder shall be (a) in writing and shall be deemed to be given when either:
(i) delivered in person; (ii) received after deposit in a regularly maintained receptacle of the United States mail as registered or certified mail, postage prepaid; (iii) when received if sent by private courier services; or (iv) on the day on which either party refuses delivery by mail or by private courier service, and (b) addressed as follows or to such other address as the parites hereto may designate in writing from time to time:

         Maker:              SoftNet Systems, Inc.
                             Attn:   Martin Koehler, C.F.O.
                             717 Forest Avenue
                             Lake Forest, Illinois  60045

         Payee:              West Suburban Bank
                             Attn: Michael P. Brosnahan, Senior Vice President 711 South Westmore-Meyers Road
                             Lombard, Illinois  60148

         3.14 Liability of Maker. The liability of each of the Makers hereunder shall be primary, direct, joint, and several, and none of the Makers shall be deemed a surety, accommodation maker, or guarantor. The liability of each of the Makers shall not be affected by (a) modification, extension, renewal, substitution or replacement of any of the Loan Documents; (b) the extension of additional credit separate from this transaction by Payee; (c) the surrender, release, renewal, extension, sale, exchange, or other disposition of all or any part of the collateral securing the Loan or the acceptance of any additional or substituted collateral for the Loan; (d) Payee's failure to protect any such collateral from waste, diminution in value, or otherwise; (e) Payee's purchase of any such collateral at judicial or other sale, or any subsequent resale at public or private sale; (f) any extension of time or any other indulgence granted by Payee under any of the Loan Documents; (g) any failure or delay by Payee in attempting to enforce any of its rights or remedies under any of the Loan Documents; (h) Payee's proceeding against fewer than all parties liable under this Note; (i) Payee's release, settlement, or compromise of its claim against any other party liable on this Note; or (j) the occurrence of any other event which might otherwise operate as a discharge under principles of suretyship. Each Maker waives all rights to seek contribution, indemnification, or other form of reimbursement from the other Makers or any other person liable under this Note, including any rights of subrogation to the rights of Payee. In the event any payment on this Note to Payee is held to constitute a preference under the bankruptcy laws, the liability of each Maker shall automatically be revived to the full extent of such payment.

         3.15 Headings. The various headings used in this Note as headings for sections or otherwise are for convenience and reference only and shall not be used in interpreting the text of the section in which they appear and shall not limit or otherwise affect the meanings thereof.

                                                        IV.
                                            INCORPORATION BY REFERENCE

         4.1 To the extent not inconsistent with the terms of this Note, the terms of the Loan Documents are incorporated herein and made a part hereof by reference.

         IN WITNESS WHEREOF, each Maker has executed this Note by its duly authorized representatives.

SOFTNET SYSTEMS, INC.                       COMMUNICATE DIRECT, INC.

By:      ______________________________     By:      ___________________________
Its:     ______________________________     Its:     ___________________________

Attest:  ______________________________     Attest:  ___________________________
Its:     ______________________________     Its:     ___________________________

MICROGRAPHIC TECHNOLOGY                     KANSAS COMMUNICATIONS, INC.
CORPORATION

By:      ______________________________     By:      ___________________________
Its:     ______________________________     Its:     ___________________________

Attest:  ______________________________     Attest:  ___________________________
Its:     ______________________________     Its:     ___________________________













westsub2\softdraw.not\051297\cp

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________  of SOFTNET  SYSTEMS,  INC., a New York  Corporation,  and
______________________________________,     ____________________     of     said
Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; and the said _______________________ then and there acknowledged that, as custodian of the Corporate Seal of said Corporation, did affix the Corporate Seal of said Corporation to said instrument, for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.
                                    --------------------------------------------
                                                       Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of COMMUNICATE DIRECT, INC., an Illinois Corporation,  and
______________________________________,     ____________________     of     said
Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; and the said _______________________ then and there acknowledged that, as custodian of the Corporate Seal of said Corporation, did affix the Corporate Seal of said Corporation to said instrument, for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.


                                    --------------------------------------------
                                                       Notary Public
lic

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of MICROGRAPHIC TECHNOLOGY CORPORATION, a Delaware Corporation, and ______________________________________, ____________________ of
said Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; and the said _______________________ then and there acknowledged that, as custodian of the Corporate Seal of said Corporation, did affix the Corporate Seal of said Corporation to said instrument, for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                    --------------------------------------------
                                                       Notary Public

STATE OF ILLINOIS                   )
                                    ) SS.
COUNTY OF ______                    )

         I, the undersigned, a Notary Public in and for the County and State aforesaid, DO HEREBY CERTIFY that ________________________________,
_____________________ of KANSAS COMMUNICATIONS,  INC., a Kansas Corporation, and
______________________________________,     ____________________     of     said
Corporation, personally known to me to be the same persons whose names are subscribed to the foregoing instrument as such ____________________ and _____________________, respectively, appeared before me this day in person and acknowledged that they signed and delivered the said instrument as their own free and voluntary act and as the free and voluntary act of said Corporation; and the said _______________________ then and there acknowledged that, as custodian of the Corporate Seal of said Corporation, did affix the Corporate Seal of said Corporation to said instrument, for the uses and purposes therein set forth. GIVEN under my hand and official seal this ________ day of ______________, 1997.

                                    --------------------------------------------
                                                       Notary Public